Fourth Quarter 2021 NASDAQ: FRST Exhibit 99.2

This presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including our outlook and long-term goals for future growth and new offerings and services; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; statements regarding the effects of the COVID-19 pandemic and related variants on our business and financial results and conditions; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the Company’s ability to implement its various strategic and growth initiatives, including its recently established Panacea Financial and Life Premium Finance Divisions, new digital bank and V1BE fulfillment service; competitive pressures among financial institutions increasing significantly; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to the COVID-19 pandemic; changes in management’s plans for the future; credit risk associated with our lending activities; changes in interest rates, inflation, loan demand, real estate values, or competition; changes in accounting principles, policies, or guidelines; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for credit losses resulting from the economic impact of the COVID-19 pandemic; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. Forward-Looking Statements 2

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables. Primis uses non-GAAP financial measures to analyze its performance. The measures entitled pre-tax pre-provision operating earnings from continuing operations; pre-tax pre-provision operating return on average assets from continuing operations; tangible common equity; tangible common equity to tangible assets; tangible book value per share; and net interest margin excluding PPP loans are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non-GAAP items table. Management believes that these non-GAAP financial measures provide additional useful information about Primis that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Primis and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Primis’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Primis. Non-GAAP financial measures are not standardized and, therefore, it may not be possible to compare these measures with other companies that present measures having the same or similar names. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP Measure 3

A pioneering bank, committed to imagining a faster and more convenient way to serve you. WELCOME TO PRIMIS Corp. Headquarters: McLean, VA Bank Headquarters: Glen Allen, VA Branches: 40 Ticker (NASDAQ): FRST Valuation Market Capitalization: $374 million Price / Book Value per Share 0.91x Price / Tangible Book Value: 1.22x Price / 2022 Estimated EPS(3): 13.96x Price / 2023 Estimated EPS(3): 11.62x Dividend Yield(4): 2.63% 4 Pricing as of January 26, 2022. Financial data as of or for the three months ended December 31, 2021. (1) See reconciliation of Non-GAAP financial measures on slide 27. (2) Results from continuing operations (3) Mean analyst estimates per S&P Global. (4) Assumes $0.40 annualized dividend.

In 2020 We Embarked on a Strategic Shift Traditional Community Bank High Performing Community Bank Strategic Business Lines Digital Bank With Modern Technology 5

High Performing Community Bank Strategic Business Lines Digital Bank With Modern Technology 2021 Delivered Meaningful Progress on Our Strategy Increased NIB to 19.2% of deposits Reduced cost of deposits from 71 bps to 39 bps (Q4‘20 vs. Q4‘21) 2021 loan growth ex PPP of 6.5%, primarily in 2H’21 Initial testing of V1BE service in select markets Launched Primis Works – our single mother apprenticeship program to support our communities “Friends and Family” testing of digital bank launched in late November Full public launch by end of Q1 Beginning work on next phase of feature development Positioning with potential partners to use as a BaaS platform Build out of Panacea Financial Division Launch of Primis Life Premium Finance Division Restructured STM minority-ownership to allow for wholly-owned mortgage solution Built out mortgage warehouse capabilities 6

High Performing Community Bank 7 Valuable franchise in great markets Continued focus on improving deposit mix and lowering cost of deposits Solid loan growth in our core markets – approx. 5% in 2021 and 16% in 2H’21 annualized* versus limited growth the prior 3 years Consolidated 2 branches in 2021 Cost of Deposits: 39 bps Cost of Deposits: 71 bps Total Population - 2022 Deposit Composition – Q4’21 vs. Q4’20 * Excludes PPP, 1-4 residential, Panacea and Life Premium Finance balances Source: S&P Global.

High Performing Community Bank (Cont.) 8 ~800 Downloads of the V1BE App ~$20 Million Amt. of Deposits from Accts. Due to V1BE 64 No. of Accounts Due to V1BE ~$175,000 Average Deposit Balance of V1BE Users Pilot Results V1BE is the first app-based self-directed bank fulfillment service All of the services that required a branch visit now delivered, including: Receive/deposit cash or conduct a change order Order a cashier’s check Replace a debit card (instant issue) Allows for the efficient servicing of a market area without the need for heavy branch investment Limited Richmond market pilot since September, currently expanding to Northern Virginia Most frequent users in the pilot reduced their transactions in the branch by an average of 49% 2022 Expectations Anticipate consolidating branches over the course of 2022 Estimate $3.0 million in run-rate savings Approximately $1.5 million realized in 2022 (excluding potential branch consolidation costs) Continued expansion of V1BE to new and existing customers Direct expense of $1.0 million in 2022 versus $0.2 million in Q4’21

Digital Bank Update 9 We have spent 15 months building the foundational technology to power the next generation of Primis From….. Older technology Difficult to customize Batch processed ….To Cloud-based API-driven Fully customizable Real-time processing Significantly faster account opening

Digital Bank Update (Cont.) 10 Launched Friends and Family testing in late November 2021 Currently have 43 checking accounts actively using the new mobile app Final software configuration expected to be complete for a Mid-Q1 public launch Initial products will include consumer and business deposit accounts with novel features Significant debit card rewards Free overdraft with dynamic limits Embedded V1BE functionality Build out small-business offerings, including lending Leverage platform to power BaaS offering Incorporate blockchain-powered payments Deposit growth of $100 million strictly in the digital stack Comprised mostly of checking and low-cost accounts Direct expenses of $2.8 million in 2022 for amortization of internally developed software and processing/maintenance expense $0.3 million in 2021 with over half in Q4 (launched late in the year) 2022 Expectations Initial Launch Near Term Plans

11 Full suite of banking products and services built uniquely for doctors and doctors-in-training Lending solutions include: PRN Personal Loans – unsecured consumer loans (launched late 2020) Student Loan Refinance – private refinancing of medical, dental, or veterinary school debt (launched Summer 2021) Practice Solutions – commercial financing to help doctors start, build and grow their practice (launched Summer 2021) Formed Panacea Financial Foundation (Spring 2021) to provide scholarships and grants to underrepresented ethnic minority medical students and residents $50,000 in grants & scholarships awarded to underrepresented medical students and residents Opened ~1,000 household & business loan/deposit accounts across 44 states Received >2,000 consumer loan/deposit applications 6 national and state medical association partnerships 2021 Accomplishments Panacea Financial Update

12 Accelerating loan growth and pipeline through the second half of 2021 Build out of credit function largely complete 5.28% average yield on loan portfolio 51% of consumer borrowers and 100% of commercial borrowers have a DDA account with Panacea Direct expense of $1.9 million in 2021, with $0.68 million in Q4’21 Loan growth of $125 - $150 million Plan includes additional commercial banker hires Assumes student loan refinance activity accelerates after payment deferrals end (May ‘22) Direct expenses of $3.6 million in 2022 Anticipate pre-provision break-even 2H’22 Substantial earnings that is accretive to ROA, efficiency ratio and credit quality in 2023 Panacea Financial Update 2022 Expectations 12/31/21 Loan Portfolio ($50.2 Million) Accomplishments

Life Insurance Premium Finance Update 13 2022 Expectations Overview Launched in November 2021 with three key hires Product expertise in a niche market to provide concierge customer service to the high net worth marketplace Reinventing the Customer Digital Experience on modern technology with unparalleled transparency Goal is to close loans in 30 days or less using process innovation and automation (versus industry standard of 120+days) In a short period of time, closed $13.6 million of loans with $684 thousand of deferred fees (effective yield of 3.50% including fees) Q4’21 Accomplishments (45 Days of Operation) 5 Loans 13.6 MM Balance 19 Day Avg. Cycle Time Launch technology platform used in the end-to-end sales process Launch next phase of the reinvented Customer Digital Experience 2022 loan growth expectations of $100-125 million Direct expense of $1.8 million in 2022 Anticipate pre-provision break-even profitability in 1H’22 Q4’22 Projected 100 Loans 125 MM Balance <30 Day Avg. Cycle Time

Fourth Quarter Results

Net income from continuing operations of $7.7 million or $0.31 per basic and diluted share Pre-tax, pre-provision operating return on average assets(1) of 0.91% compared to 0.98% in the third quarter Net interest margin, excluding the effects of PPP, of 2.79% versus 2.66% in the third quarter Aided by improved earning asset mix as average cash and equivalent balance decreased $56.3 million in the quarter to $619 million Gross loans, excluding PPP balances, grew approx. 16% annualized with solid business line contribution Panacea and Life Premium Finance combined to contribute almost half of net growth for the quarter, excluding PPP Total deposits declined slightly in Q4 to $2.76 billion but were up 13.6% for the year Non-interest bearing demand deposits at 19.2% of deposits versus 18.1% at the end of 2020 Time deposits declined to 13.0% of total deposits (1) Results for continuing operations. See reconciliation of Non-GAAP financial measures on slide 27. Fourth Quarter Highlights 15

Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 27. Balance Sheet Trends 16

Dollars in millions. Loan Composition and Trends 17 Loan Trends and Yields Loan Composition (Ex. PPP) Robust loan growth of 4.1%, or 16.3% annualized, linked-quarter excluding PPP balances Anticipate mid- to high-teens loan growth in 2022, excluding PPP balances

Classified loans and NPAs exclude guaranteed portion of SBA loans. Asset Quality 18 NPAs / Loans (Ex. PPP) + OREO NCOs / Average Loans Criticized & Classified Loans / Total Loans (Ex. PPP) Criticized assets continue to remain at moderate levels with substandard and nonperforming loans declining in Q4 OREO declined to $1.16 million in Q4 from $1.31 million in Q3 Net recoveries of $17K in Q4 with full-year net charge-offs of 6 bps of average loans

Classified loans exclude guaranteed portion of SBA loans. Allowance for Credit Losses 19 ACL / Gross Loans (Ex. PPP) ACL / Classified Loans Recovery of credit loss expense of $1.3 million in Q4 as credit environment and economic forecasts improve ACL coverage of gross loans declined to 1.29% from 1.40% in Q3

Dollars in millions. (1) Core deposits exclude time deposits. Deposit Trends 20 CAGR ’17-’21: 120% ’19-’21: 134% Deposit Composition – Q4’21 Core Deposit Growth (1) Total deposits declined slightly in Q4, largely due to $125 million seasonal decrease in balances associated with mortgage escrows Focus is still on building customer relationships and continuing to grow core deposits Cost of Deposits: 39 bps

Waterfall Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 27 Net Interest Margin 21 Margin benefited from a reduction of excess liquidity as average cash and equivalent balances decreased $56.3 million in Q4 to $619 million $285 million of time deposits mature in 2022 with a weighted-average cost of 75 bps Net Interest Margin Trends

Q4 NIE impacted by a number of initiatives including continued Panacea build, Life Premium Finance launch, V1BE launch and STM exit, including: $514K recruiting/signing bonuses paid in the quarter $90K increase in legal expense $486K increase in marketing and promotional expense Expenses related to growth initiatives expected to be higher in 2022 on a quarterly basis versus Q4’21 levels: Panacea/Life Premium Finance/V1BE up $700K Digital bank software amortization and processing up $525K Anticipate branch consolidation throughout 2022 Estimate $3.0 million in run-rate savings Approximately $1.5 million realized in 2022 (excluding potential branch consolidation costs) Noninterest expense expected to grow at a mid-single digit rate in 2022 versus 2021, excluding potential branch consolidation costs Efficiency Ratio Dollars in thousands. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 27. Non-Interest Expense and Efficiency Ratio 22 (1) Non-Interest Expense (Ex. Res. for Unfunded Com. Expense)

Dollars in millions. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 27. Profitability 23 Return on Average Assets Pre-Tax Pre-Provision Earnings (1) Operating leverage expected to drive improving profitability as excess liquidity is deployed in higher-yielding assets and strategic business lines become profitable

Tangible Book Value Per Share Diluted Earnings Per Share from Continuing Operations (1) See reconciliation of Non-GAAP financial measures on slide 27. Per Share Results 24 (1)

Talented management team and board committed to building long-term shareholder value Attractive multi-pronged strategy for growth Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Significant valuation upside as strategic investments mature Summary 25

Appendix 26

*Net interest margin excluding the effect of PPP loans assumes a funding cost of 35 bps on average PPP balances in all applicable periods. Non-GAAP Reconciliation 27